CONSOLIDATED STATEMENTS OF OPERATIONS - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2019	Dec. 31, 2018	Dec. 31, 2017
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
Total Revenue	$ 323,410	$ 226,277	$ 191,844
Cost of revenue	103,889	48,689	31,750
Sales and marketing	185,269	145,580	156,632
Product and technology	55,929	32,885	20,212
General and administrative	124,868	75,904	56,448
Loss from operations	(146,545)	(76,781)	(73,198)
Other income (expense):
Interest income (expense), net	1,348	666	(1,541)
Gain on initial equity method investment	(3,000)
Other expense, net			607
Loss before income tax provision and loss from equity method investment	(142,197)	(76,115)	(75,346)
Income tax provision	(58)	(105)	(210)
Loss from equity method investment	479
Net loss attributable to common stockholders	$ (142,734)	$ (76,220)	$ (75,556)
Loss per share attributable to common stockholders:
Basic and diluted (in dollars per share)	$ (0.37)	$ (0.20)	$ (0.54)